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                                                                   Exhibit 10.46

THIS DEED is made the first day of June 1979


BETWEEN:                 CAYMAN WATER COMPANY LIMITED
                         a company incorporated and existing
                         under the laws of the Cayman Islands
                         with registered office in George Town,
                         Grand Cayman, Cayman Islands
                         (hereinafter called "the Chargor")


                         OF THE FIRST PART

AND:                     THE ROYAL BANK OF CANADA
                         of P.O. Box 245, George Town,
                         Grand Cayman, Cayman Islands
                         (hereinafter called "the Bank")


                         OF THE SECOND PART


AND:                     PHILIP H. LUSTIG
                         of P.O. Box
                         Grand Cayman, Cayman Islands
                         (hereinafter called "Lustig")

                         OF THE THIRD PART


W H E R E A S:-

This Deed is made supplemental to the Charge made pursuant to the Registered Land Law 1971 against Parcel 8 of Block 11D in the West Bay Beach North Registration Section attached hereto and to the Debenture (hereinafter called "the Debenture") therein referred to and the expression "this Charge" shall mean and include the said Charge the Debenture and this Deed.

NOW THIS DEED WITNESSETH as follows:-

A. It is hereby agreed and the Chargor and the Bank hereby respectively covenant and agree with each other as follows:-

     1. That the Chargor will pay to the Bank all sums in respect of principal or interest and any other monies payable in accordance with the terms and conditions covenants and agreements contained herein and in the Debenture.


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]


[REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]



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2.   Sub-section (d) of Section 67 of the Registered Land Law 1971 (or any
     statutory modification or re-enactment thereof for the time being in force the said Law as aforesaid being hereinafter referred to as "the above Law") shall not apply to this Charge nor to any instrument of variation executed pursuant to this Charge and instead thereof the Chargor shall so long as any money remains owing on this Charge or on the Debenture or any variation thereof keep the buildings and all the contents for the time being comprised therein insured in accordance with the provisions of sub-clause 14(i) of the Debenture such policy or policies of insurance stating that no payment is to be made to the Chargor thereunder until the Bank's interests under this Charge and under the Debenture and all instruments of variation as may have been executed have been discharged pursuant to Section 80 of the above Law and in default of the Chargor so insuring the Bank may insure as aforesaid and the premiums payable therefor may be recovered by the Bank pursuant to Section 67 of the above Law and the Chargor hereby irrevocably appoints the Bank the agent of the Chargor for the purpose of receiving all monies under the said policy and giving a discharge therefor.

3. The Chargor shall punctually pay all premiums payable under the said policy or policies of insurance and shall produce to the Bank on demand the receipts for such payments and do everything necessary to maintain the said policy or policies of insurance in full effect and shall not do anything whereby the said policy or policies of insurance will or may be vitiated.

4. Sub-section (f) of Section 67 and sub-section (g) of Section 67 of the above Law shall not apply to this Charge nor to any instrument of variation executed pursuant to this Charge and instead thereof the Chargor shall not during the continuance of this security without prior consent in writing of the Bank lease or sub-lease or agree



                  [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

                   [REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]
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     to lease or sub-lease or accept surrenders of leases or sub-leases or transfer or otherwise part with the possession of the premises the subject of this security or any part thereof.

5. The Chargor shall not create or purport or attempt to create any charge or mortgage which by virtue of any law or regulation will rank pari passu with or in priority to this security or second or subsidiary to this security in respect of the premises the subject of this security without first obtaining the written consent of the Bank.

6. The Chargor shall not without first obtaining the written consent of the Bank make or permit or suffer to be made any material change or addition whatsoever in or to the premises the subject of this security or the use thereof.

7. In the event that the Chargor shall fail to discharge all monies and liabilities in full pursuant to the terms hereof or of the Debenture or in the event that the Charger be in breach of any of the Chargor's covenants or obligations herein or in the Debenture contained whether express or implied or in the event that the Chargor goes into liquidation (other than a voluntary liquidation for the purposes of a reconstruction only the terms of which have been previously approved in writing by the
     Bank) or suffers the appointment of a receiver over any part of the Chargor's assets then in any such event all monies owing to the Bank under the Debenture or hereunder shall immediately become due and payable and the provisions of Sections 72 to 75 inclusive of the Registered Land Law 1971 shall apply subject to the modifications hereinafter set forth and the Bank may also exercise such remedies and powers under the provisions of the Debenture as it may think fit:-

     (i) the power of sale and of appointing a receiver and any other remedies available to the Bank shall become immediately exercisable without further notice;


                  [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]


                   [REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]
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(ii) in addition to the remedies provided by Section 72 of the above Law the
     Bank shall have the right to foreclose or enter into possession of the charged premises or both in the same circumstances as would allow the Bank to exercise its power of sale or appoint a receiver;

(iii)in the event that the Bank does appoint a receiver or enter into possession of the charged premises the Bank shall be entitled to exercise its power of sale or foreclosure or entry into possession at any time thereafter without further notice;

(iv) upon the power of sale arising the Bank shall have the right to sell the charged premises by private treaty as well as by public auction;

(v) a receiver appointed by the Bank shall have such powers in addition to those act out in the above Law or any other law relating thereto or in the Debenture as the Bank shall deem necessary (including the right to sell the charged premises and carry on the Chargor's business) for the proper enforcement and protection of the Bank's rights hereunder; and

(vi) the remuneration of such receiver may be in such amount and on such basis whether commission hourly rate or otherwise as the Bank shall agree with such receiver.

PROVIDED ALWAYS and it is hereby expressly declared and agreed that in any case where any modification of the above Law (or any other modification provided for in this Charge) shall require the sanction of the Court the Bank shall have the right at its option to waive any modification where it is in favour of the Bank or to seek the sanction of the Court thereto and should the Bank fail to obtain the sanction of the Court to any particular modification or should the Bank elect to waive its rights under any modification then the original provisions of the above Law shall apply without modification.

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
[REGISTRAR OF LANDS  CAYMAN ISLANDS STAMP]
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 8.  The right contained in Section 82 of the above Law to consolidate charges is expressly reserved to the Bank.

 9. No neglect omission or forebearance on the part of the Bank to take advantage of or enforce any right arising out of any breach non-observance or non-performance of any covenant or condition herein or in the Debenture contained or referred to or by Law implied shall be deemed to operate as a general waiver of such covenant or condition or the right to take advantage thereof either original or recurring.

10. The taking of a judgement or judgements on any covenants herein or in the Debenture contained shall not operate as a merger of the said covenant or covenants or affect the Bank's right to interest as set forth in the Debenture.

11. The Chargor shall pay the Bank's (or its lawyers servants or agents) fees and expenses and disbursements of and in connection with the inspection and valuation of the property hereby charged the examination of the title thereto and preparation of this Charge and for the protection and enforcement from time to time of the Bank's rights hereunder together with the stamp duty and registration fees now or hereafter payable on this Charge and any instrument of variation executed pursuant to this Charge.

12. This Charge shall be stamped as a collateral and additional security to the Debenture.

13.  In this Charge:-

     (i) Words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing the singular number only shall include the plural number and vice versa and words importing persons and all reference to persons shall include corporations and firms;

     (ii) If at any time two or more persons are included in the expression "the Chargor" then covenants entered into or implied herein by or on the part of the Chargor shall be deemed to be and shall

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
[REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]

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               be construed as covenants entered into by and binding on such persons jointly and severally; and

         (iii) "the Chargor" shall mean and include the respective personal representatives and estates of and the permitted successors in title transferees and assigns of the Chargor and "the Bank" shall mean and include the successors in title transferees and assigns of the Bank.

B. Lustig hereby agrees and undertakes that the Charge (hereinafter called "the Lustig Charge") presently registered in the name of Lustig in the encumbrances section of the register relating to the property hereby charged shall rank in point of security pari passu with this Charge and the Bank and Lustig hereby agree that in the event of a default under this Charge or under the Lustig Charge all sums collected realised or received whether pursuant to a sale receivership or otherwise shall be applied as follows:-

          for every dollar the sum of 75 cents to the bank and

          25 cents to Lustig.

IN WITNESS WHEREOF the Common Seal of the Chargor was hereunto affixed and this Deed signed by its duly authorised officers and the duly authorised Attorney for and on behalf of the Bank and Phillip H. Lustig have hereunto set their respective hand and seals the day and year first above written.


THE COMMON SEAL OF CAYMAN WATER        )          CAYMAN WATER COMPANY LIMITED
                                       )
COMPANY LIMITED was hereunto affixed   )
                                       )
by                                     )    Per: /s/ C. Flowers
                                       )         ---------------       Director
and by                                 )
                                       )
in the presence of:-                   )    Per: /s/ L. Dowmer
                                                 ---------------       Director



Witness

[PUBLIC RECORDS OFFICE CAYMAN ISLANDS STAMP]

[REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]


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SIGNED, SEALED and DELIVERED for )         THE ROYAL BANK OF CANADA
                                 )
and on behalf of THE ROYAL BANK  )
                                 )
OF CANADA by its duly authorised )    Per: /s/ D. Stewart
                                 )        ---------------------------
Attorney, D.J. Stewart, in the   )         Attorney for the Bank
                                 )
presence of:-                    )


/s/ Neil Cavers
---------------------
Witness






SIGNED, SEALED and DELIVERED by  )
                                 )       /s/ Phillip H. Lustig
the said PHILIP H. LUSTIG in     )       ----------------------------
                                 )           PHILLIP H. LUSTIG
the presence of:-                )



--------------------------
Witness        12.4.79


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]



[REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]
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                                    PROBATE


BE IT REMEMBERED that on this       day of         1979 before me the
undersigned a Notary Public in and for the Cayman Islands personally came and
appeared one                    an attesting witness to the due execution of the
within Deed who being by me duly sworn made oath and said that he/she was present and did see the Common Seal of CAYMAN WATER COMPANY LIMITED one of the
parties named in the said Deed affixed to the said Deed by                 and
by                      of the said CAYMAN WATER COMPANY LIMITED as and for the
proper act and deed of the said CAYMAN WATER COMPANY LIMITED and did see the said Director and Secretary execute acknowledge and deliver the said Deed for the purposes therein mentioned.


--------------------------------             ----------------------------------
Witness                                      NOTARY PUBLIC in and for the
                                             Cayman Islands.


                                    PROBATE

BE IT REMEMBERED that on this 30th day of May    1979                before me
the undersigned a Notary Public in and for the Cayman Islands personally came
and appeared one Neil Cavers                     an attesting witness to the
due execution of the within Deed who being by me duly sworn made oath and said that he was present and did see D.J. Stewart, duly authorised attorney for and on behalf of the said THE ROYAL BANK OF CANADA one of the parties named in the said Deed sign seal and as and for the proper act and deed of the said THE ROYAL BANK OF CANADA execute acknowledge and deliver the said Deed for the purposes therein mentioned.

/s/ NEIL CAVERS
--------------------------------             ----------------------------------
Witness Neil Cavers                          NOTARY PUBLIC in and for the
                                             Cayman Islands.




[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]



[REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]
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                                    PROBATE
                                    -------

BE IT REMEMBERED that on this          day of             1979 before me the
undersigned a Notary Public in and for the Cayman Islands personally came and
appeared one                             an attesting witness to the due
execution of the within Deed who being by me duly sworn made oath and said that he/she was present and did see PHILIP H. LUSTIG one of the parties named in the said Deed sign seal and as and for his proper act and deed execute acknowledge and deliver the said Deed for the purposes therein mentioned.



--------------------------------             -----------------------------------
Witness                                      NOTARY PUBLIC in and for the
                                             Cayman Islands.


                  [Public Record Office Cayman Islands Stamp]

                   [REGISTRAR OF LANDS CAYMAN ISLANDS STAMP]